EXHIBIT 23.1

                         Consent Independent Accountant

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report, dated February 5, 1999, which appears in
Item 7 of the annual report on Form 10-KSB of Datakey, Inc. and subsidiary for the year ended December 31, 1998. We also consent to the reference to our firm under the caption "Experts" in the aforementioned Registration Statement.


                                                   /s/ McGladrey & Pullen, LLP
                                                   McGLADREY & PULLEN, LLP

Minneapolis, Minnesota
January 4, 2000